Exhibit 10.12

AMENDMENT TO THIRD AMENDED AND RESTATED

OPTION AGREEMENT

THIS AMENDMENT TO THIRD AMENDED AND RESTATED OPTION AGREEMENT (this “Amendment”), is made and entered into as of July 29, 2009, by and between Prospect Medical Group, Inc., a California professional corporation (“PMG”), and Arthur Lipper, M.D. (“Shareholder”), with reference to the following facts:

RECITALS

A.                                   The parties hereto entered into that certain Third Amended and Restated Option Agreement, dated as of November 26, 2008 (the “Option Agreement”).

B.                                     Effective as of the date hereof, Prospect Medical Holdings, Inc., an affiliate of PMG, refinanced its former senior credit facilities with a new senior secured notes facility and a revolving credit facility (the “Credit Facility Refinancing”).

C.                                     The parties desire to amend the Option Agreement to account for the Credit Facility Refinancing by deleting all references to the replaced financing facilities.

NOW THEREFORE, the parties to this Amendment hereby agree as follows:

AGREEMENT

1.                                       Amendments.

a.                                       Section 7.2(a) of the Option Agreement is hereby amended to read, in its entirety, as follows:

“(a)                            TRANSFER.  Sell, lease, transfer, or otherwise dispose of the Shares;”

b.                                      Section 7.2(c) of the Option Agreement is hereby amended to read, in its entirety, as follows:

“(c)                            NO FURTHER HYPOTHECATION.  Pledge, hypothecate, encumber, redeem or dispose of the Shares or any interest therein until all of Physician’s obligations under this Agreement have been fully satisfied or the Stock has been released;”

c.                                       Section 8.2 of the Option Agreement is hereby amended to read, in its entirety, as follows:

“8.2                           [Intentionally omitted.]”

d.                                      Section 9.3 of the Option Agreement is hereby amended to read, in its entirety, as follows:

“9.3                           ASSIGNMENT.  All of PMG’s rights and duties under this Agreement may be assigned or delegated by PMG.  Notwithstanding any other provision of this Agreement, neither this Agreement nor the rights and duties of this Agreement may be assigned or delegated by Physician.

This Agreement binds the successors, heirs, and authorized assignees of the parties.”

2.                                       Full Force and Effect.  Except as provided above, the Option Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“PMG”

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee
Name: Samuel S. Lee
Title: Senior Vice President

“SHAREHOLDER”

/s/ Arthur Lipper, M.D.
Arthur Lipper, M.D.